ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of September 15, 2008

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future rig day rates, customers or contract status (including letters of intent) are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to future rig rates or utilization, rig enhancement projections, shipyard construction or work completion, and other contract or letter of intent commitments, including new rig commitments, the period of time and number of rigs that will be in a shipyard for enhancement or construction, scheduled delivery dates for new rigs, scheduled commencement dates for new contracts, rig relocations. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts or letters of intent with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, be delivered, return to or enter service, (viii) changes in the dates new contracts actually commence (ix) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, including risks associated with concentration of our ENSCO 8500 Series® rig construction contracts in a single shipyard, unexpected project delays in delivery and engineering or design issues following shipyard delivery (x) unavailability of transport vessels to relocate rigs, (xi) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xii) the impact of current and future laws and government regulation affecting the oil and gas industry in general or our operation in particular, including taxation as well as repeal or modification of same, (xiii) political and economic uncertainty, (xiv) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xvi) our ability to attract and retain skilled or other personnel, (xvii) excess rig availability or supply resulting from delivery of new drilling units, (xviii) heavy concentration of our rig fleet in premium jackups, (xix) expropriation, nationalization, deprivation, terrorism or military action impacting our operations, assets or financial performance, (xx) the outcome of litigation, legal procedures, investigations or claims, (xxi) potential reduction in fair value of our auction rate securities, and (xxii) other risks as described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.

All information in this report is as of the date posted. The Company undertakes no duty to update the Contract Status of Offshore Rig Fleet Report or any forward-looking statement, to conform the statement to actual results, or reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 50	F&G L-780 Mod II-C	300	BG	Mid 170's	India	Jan. 09	Plus cost adjustments
ENSCO 53	F&G L-780 Mod II-C	300	BG	Mid 170's	India	Oct. 08	Plus cost adjustments
ENSCO 54	F&G L-780 Mod II-C	300	Survey		UAE	Sep. 08	Next to ADOC to Oct. 2010, low 150's plus cost adjustments and unpriced option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Mid 120's	Saudi Arabia	Sep. 09	One 1-year option, high 130's
ENSCO 84	MLT 82 SD-C	250	Maersk	Low 170's	Qatar	Nov. 09	Plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 80's	Qatar	Jun. 09	One 5-well option, high 90's, and one 4-well option, mid 110's
ENSCO 94	Hitachi 250-C	250	Ras Gas/ Shipyard/ Standby	Low 40's	Qatar	Jan. 10	Shipyard /Standby rate increases to low 50's late Sep. 08 and to mid 50's in Oct. 08, then resume operations mid 60's in Nov. 08. One 7-well option, mid 60's, and one 1-well option, mid 110's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 70's	Saudi Arabia	Nov. 09	Rate increases to mid 80's in Nov. 08, plus one 1-year option, mid 90's
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 09	Rate increases Dec. 08 to mid 90's
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 90's	Saudi Arabia	Oct. 09	Rate increases Oct. 08 to low 100's, plus one 1-year option, low 110's
Southeast Asia/Australia
ENSCO 51	F&G L-780 Mod II-C	300	Pearl	Low 190's	Thailand	Feb. 09	Plus cost adjustments and mutually agreed options
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160's	Malaysia	Nov. 10	Plus cost adjustments and mutually agreed options
ENSCO 56	F&G L-780 Mod II-C	300	Asian Drilling Services	Mid 160's	New Zealand	Dec. 08	Deferral of 48 days revenue in 3Q while WOW. Rate increases for second well approximately mid Oct. 08 to high 180's plus cost adjustments. Then to shipyard for approximately 21 days
ENSCO 57	F&G L-780 Mod II-C	300	Petronas Carigali	High 160's	Malaysia	Jan. 10	Plus cost adjustments and mutually agreed options
ENSCO 67	MLT 84-CE	400	ConocoPhillips	Low 200's	Indonesia	Jun. 09
ENSCO 104	KFELS MOD V-B	400	BP	Mid 240's	Indonesia	Mar. 09	Plus cost adjustments and priced four 3-month options, mid 250's plus cost adjustments
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month. WOW means Waiting on Weather.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of September 15, 2008

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Southeast Asia/Australia
ENSCO 106	KFELS MOD V-B	400	Apache	High 260's	Australia	Mar. 09	Unpriced option
ENSCO 107	KFELS MOD V-B	400	OMV	Low 220's	New Zealand	Jun. 09	Deferral of est. 40 days revenue in 3Q while WOW, low 200's. Plus cost adjustments; rate applicable for 365 days then mutually agreed and four 1-well options, low 220's. Thereafter Origin has four 1-well unpriced options and then OMV has five 1-well unpriced options
ENSCO 108	KFELS MOD V-B	400	BP	Mid 190's	Indonesia	Feb. 09	Rate increases Nov. 08 to low 200's, plus cost adjustments

ENSCO I	Barge Rig		Available		Singapore		Stacked in Singapore
Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Mid 210's	UK	Feb. 09	Market rate, assigned to ADTI to Feb. 09, and well to well unpriced options. Next expect to work to Apr. 09, low 220's plus cost adjustments
ENSCO 71	Hitachi K1032N	225	Maersk	Low 200's	DK	Aug. 09	Two 1-year options, 1st year high 210's and 2nd year high 220's
ENSCO 72	Hitachi K1025N	225	Total	Low 200's	NL	Sep. 08	Plus cost adjustments. Next expect 18 days off rate for regulatory work. Then expect to work to Apr. 09, mid 210's plus cost adjustment and same rate options through 2009
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Low 200's	UK	Feb. 09	Plus cost adjustments through 2008, plus unpriced 1-well option. 2009 rate to be mutually agreed
ENSCO 92	MLT 116-C	225	BG	Mid 210's	UK	Sep. 08	Plus cost adjustments. Next to Senergy to Mar. 09, and initially assigned to Tullow for approximately 70 days, mid 210's plus cost adjustments. Then expect to work to Nov. 09, mid 210's plus cost adjustments and same rate well to well options through 2009
ENSCO 100	MLT 150-88-C	350	AGR Peak	High 250's	UK	Mar. 09	Plus cost adjustments and unpriced option. Rate to be mutually agreed after Mar. 09
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 270's	UK / DK	Jan. 09	Next to Gaz de France to Apr. 09, high 270's plus cost adjustments for earlier of one well or 150 days, then mutually agreed or market rate. Then to Maersk in Denmark Apr. to Jul. 09, low 270's. Thereafter two 1-well unpriced options with Gaz de France
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Mid 280's	UK / DK	Dec. 11	Plus cost adjustments. Rates to be mutually agreed on an annual basis
Africa
ENSCO 85	MLT 116-C	300	PA Resources	Low 200's	Tunisia	Feb. 09	Unpriced option
ENSCO 105	KFELS MOD V-B	400	BG	Low 200's	Tunisia	May 09	Plus cost adjustments and unpriced options
North & South America
Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	LLOG	Low 70's	Gulf of Mexico	Dec. 08
ENSCO 68	MLT 84-CE	400	W & T	Low 130's	Gulf of Mexico	Sep. 08	Next to Merit to Dec. 08, low 110's. Then to Chevron to Feb. 09, low 150's. Then to mobilize to Chevron in Venezuela to Dec. 09, low 200's
ENSCO 74	MLT Super 116-C	400	Mariner	Low 160's	Gulf of Mexico	Dec. 08	Damaged during Hurricane Ike, status unknown
ENSCO 75	MLT Super 116-C	400	Eni	Low 120's	Gulf of Mexico	Dec. 08	Rate increases late Oct. 08 to mid 140's, plus one 120-day option, mid 170's
ENSCO 82	MLT 116-C	300	WOW		Gulf of Mexico	Sep. 08	Next to Chevron to Dec. 08, low 90's. Then to Hunt Oil to Mar. 09, low 100's
ENSCO 83	MLT 82 SD-C	250	Hunt	Low 100's	Gulf of Mexico	Oct. 08	Next to ANKOR Energy to May 09, low 110's. Rate will adjust Jan. 09

          Note:  Highlighted/underlined rig names signify changes in rig status information from the previous month. WOW means Waiting on Weather.
                     Please note forward-looking statement disclaimer at the top of the first page.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of September 15, 2008

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Gulf of Mexico Jackups
ENSCO 86	MLT 82 SD-C	250	Devon	Low 110's	Gulf of Mexico	Nov. 08	Plus one 1-well option, rate firm for earlier of option well or Jun. 09
ENSCO 87	MLT 116-C	350	Walter	Mid 110's	Gulf of Mexico	Oct. 08
ENSCO 89	MLT 82 SD-C	250	Chevron	Mid 80's	Gulf of Mexico	Sep. 08	Next to Hall Houston to Dec. 08, mid 80's
ENSCO 90	MLT 82 SD-C	250	Apache	Mid 90's	Gulf of Mexico	Dec. 08	Rate increases Oct. 08 to low 100's
ENSCO 93	MLT 82 SD-C	250	Hunt	Mid 90's	Gulf of Mexico	Oct. 08	Next to Nexen to Dec. 08, high 80's
ENSCO 98	MLT 82 SD-C	250	Leed	Low 80's	Gulf of Mexico	Dec. 08	Rate from mid Oct. 08 to be mutually agreed, plus two 1-well unpriced options
ENSCO 99	MLT 82 SD-C	250	Stone Energy	Mid 70's	Gulf of Mexico	Nov. 08	Rate increases mid Sep. 08 to mid 110's. Then to ExxonMobil to Aug. 09, indexed rate
Semisubmersibles
ENSCO 7500	Dynamically Positioned	8000	Chevron	Mid 360's	Gulf of Mexico	Sep. 10	Rig to mobilize Oct. 08 to Australia, mid 360's mob rate deferred until operations commence in late Dec. 08, operating rate low 550's plus cost adjustments
ENSCO 8500	Dynamically Positioned	8500	Under construction		Singapore	3Q 08	Contracted in Gulf of Mexico to Anadarko and Eni commencing mid 1Q 09 to 1Q 13, mid 270's plus cost adjustments & lump sum payment of $20 million, and four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	2Q 09	Contracted in Gulf of Mexico to Nexen and Noble Energy commencing 3Q 09 to 4Q 12, mid 350's plus cost adjustments, and unpriced options
ENSCO 8502	Dynamically Positioned	8500	Under construction		Singapore	4Q 09	Contracted in Gulf of Mexico to Nexen commencing 2Q 10 to 2Q 12, low 470's, plus cost adjustments. Contract can change to 3 or 4 year term at operator's election wherein the day rate would adjust to slightly lower rates
ENSCO 8503	Dynamically Positioned	8500	Under construction		Singapore	3Q 10	Contracted in Gulf of Mexico to Cobalt commencing late 2010 / early 2011 for 2 years, low 510's, plus cost adjustments and unpriced option
ENSCO 8504	Dynamically Positioned	8500	Under construction		Singapore	2H 11
ENSCO 8505	Dynamically Positioned	8500	Under construction		Singapore	1H 12
ENSCO 8506	Dynamically Positioned	8500	Under construction		Singapore	2H 12
Mexico
ENSCO 81	MLT 116-C	350	Pemex	Mid 160's	Mexico	Jun. 10	Indexed to global rates after Dec. 08
Venezuela
ENSCO 69	MLT 84-S	400	PDVSA	Mid 180's	Venezuela	Sep. 08

          Note:  Highlighted/underlined rig names signify changes in rig status information from the previous month. WOW means Waiting on Weather.
Please note forward-looking statement disclaimer at the top of the first page.